Dreyfus
Disciplined
Intermediate
Bond Fund
Semi-Annual
Report

April 30, 1998

Dreyfus Disciplined Intermediate Bond Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus Disciplined Intermediate Bond Fund for its semi-annual reporting period ended April 30, 1998, as shown in the following table:

                                                              Income Dividends               Annualized
                                    Total Return*         (Approximate Per Share)   Distribution Rate (Per Share)**
                                    ------------           ----------------------   -----------------------------
Investor Shares                         3.48%                       $.362                       5.79%
Restricted Shares                       3.53%                       $.377                       6.05%
Lehman Brothers
   Aggregate Bond Index***              3.59%

The Economy

   The United States is now in the eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964 and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board will raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen: For the 12 months ended March 31, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.

   Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new-home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U. S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown is another reason why the Fed has been reluctant to raise short-term interest rates.

   The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

The Market Environment/Portfolio Overview

   Interest rates as measured by 10-year Treasuries declined 16 basis points early in the reporting period in continuing reaction to the Asian financial crisis. Since year-end, rates have remained stable, although there has been intra-period volatility. By the end of April, the yield curve was flat; only 10 basis points separated the yields of two-year and ten-year Treasury securities.

   The strong U.S. economy, an expected Federal budget surplus, and continuing low inflation explain the current low yields. We believe that it is unlikely this year that we will see the precipitous decline in interest rates that occurred last year and so far, rates have remained in a narrow band. The question remains what monetary action the Federal Reserve will take, given its commitment to price stability and the continued strength of the U.S. economy. The demand for dollar-denominated assets has been strong throughout the reporting period as a result of the Asian financial crisis. So far the Federal Reserve has been reluctant to raise short-term interest rates for fear of roiling international markets. Yet if our economy continues to be robust and price pressures recur, tightening monetary action by the Fed seems inevitable.

   At the beginning of the reporting period, the Fund was positioned longer than the Lehman Brothers Aggregate Bond Index (a duration of 4.95 years for the Fund compared to 4.4 years for the Index) in seeking to take advantage of falling interest rates. Interest rates did decline modestly in the latter part of the fourth quarter due to concerns about Asia and the decline in the Federal budget deficit. In January and February, believing that interest rates might rise, we shortened our duration by increasing our exposure to mortgage-backed securities, agency bonds and cash. This strategy proved correct and we remained similarly defensive at the end of the reporting period.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                                                     Very truly yours,

                                                     /s/ Ridgway Powell

                                                     Ridgway Powell
                                                     Portfolio Manager

May 18, 1998
New York, New York

* Total return includes reinvestment of dividends and any capital gains paid. ** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.
*** SOURCE: LEHMAN BROTHERS -- The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities. Reflects reinvestment of dividends and capital gains.

Dreyfus Disciplined Intermediate Bond Fund
------------------------------------------------------------------------------
Statement of Investments                            April 30, 1998 (Unaudited)

                                                                                              Principal
Bonds and Notes--94.9%                                                                          Amount               Value
-------------------------------------------------------------------------------            ----------------     --------------
                  Banking--3.0%   First Union National Bank of North Carolina,
                                    Sub. Notes, 6.18%, 2006....................             $    2,250,000       $    2,244,254
                                  National Australia Bank,
                                    Sub. Notes, 6.40%, 2007....................                  2,250,000 (a)        2,255,135
                                                                                                                  -------------
                                                                                                                      4,499,389
                                                                                                                  -------------
           Collateralized
      Mortgage Obligations--.1%   Countrywide Funding,
                                    Mortgage Pass-Through Ctfs.,
                                    Ser. 1994-10, Cl. A-5, 6%, 2009............                    161,401              160,521
                                                                                                                  -------------
     Commercial Mortgage
              Obligations--2.6%   Asset Securitization,
                                    Commercial Mortgage Pass-Through Ctfs.:
                                       Ser. 1995-MD IV, Cl. A-1, 7.10%, 2029...                    698,574              727,601
                                       Ser. 1997-D4, Cl. A-CS1, 1.267%, 2029
                                         (Interest only Obligation)............                 17,694,216 (a,b)        624,827
                                  GS Mortgage Securities II,
                                    Commercial Mortgage Pass-Through Ctfs.,
                                    Ser. 1997-GL1, Cl. A-2B, 6.86%, 2030.......                  1,500,000            1,544,063
                                  Merrill Lynch Mortgage Investors,
                                    Mortgage Pass-Through Ctfs.,
                                    Ser. 1997-C1, Cl. A-3, 7.12%, 2029.........                  1,000,000            1,048,420
                                                                                                                  -------------
                                                                                                                      3,944,911
                                                                                                                  -------------

                 Consumer--1.2%   News America Holdings,
                                    Gtd. Sr. Deb., 8%, 2016....................                  1,750,000            1,895,423
                                                                                                                  -------------

                  Finance--9.8%   ERP Operating L.P.,
                                    Notes, 7.57%, 2006.........................                  2,250,000 (c)        2,415,422
                                  Ford Motor Credit,
                                    Notes, 6.25%, 2005.........................                  2,225,000            2,216,020
                                  Green Tree Financial,
                                    Medium-Term Notes, Ser. A, 6.50%, 2002.....                  1,425,000            1,397,081
                                  J.P. Morgan & Co.,
                                    Sub. Notes, 6.70%, 2007....................                  2,250,000            2,295,810
                                  Lehman Brothers,
                                    Sr. Sub. Notes, 7.36%, 2003................                  2,250,000            2,353,498
                                  Markel,
                                    Notes, 7.25%, 2003.........................                    360,000              374,286
                                  NYNEX Capital Funding,
                                    Gtd. Medium-Term Notes, 7.63%, 1999........                  2,250,000 (a,d)      2,607,957
                                  Salomon,
                                    Medium-Term Floating-Rate Notes,
                                    Ser. D, 5.582%, 1999.......................                  1,230,000 (a)        1,226,242
                                                                                                                  -------------
                                                                                                                     14,886,316
                                                                                                                  -------------

Dreyfus Disciplined Intermediate Bond Fund
------------------------------------------------------------------------------
Statement of Investments                            April 30, 1998 (Unaudited)

                                                                                              Principal
Bonds and Notes (continued)                                                                     Amount               Value
-------------------------------------------------------------------------------            ----------------     --------------
     Finance/Asset Backed--3.2%   CitiBank Credit Card Master Trust I,
                                    Credit Card Participation Ctfs.,
                                    Ser. 1997-3, Cl. A, 6.839%, 2004...........             $    1,500,000       $    1,517,265
                                  Green Tree Financial,
                                    Manufactured Housing Contract
                                    Pass-Through Ctfs.,
                                    Ser. 1996-10, Cl. A5, 6.83%, 2028..........                  1,000,000            1,019,450
                                  NationsBank Auto Grantor Trust 1995-A,
                                    Asset Backed Ctfs., Cl. A, 5.85%, 2002.....                     32,439               32,477
                                  Premier Auto Trust 1996-2,
                                    Asset Backed Notes, Cl. A-4, 6.575%, 2000..                  1,000,000            1,010,040
                                  WFS Financial Owner Trust,
                                    Auto Receivable Backed Notes,
                                    Ser. 1996-D, Cl. A3, 6.05%, 2001...........                  1,263,113            1,266,499
                                                                                                                  -------------
                                                                                                                      4,845,731
                                                                                                                  -------------

          Foods/Beverages--1.0%   Dole Foods,
                                    Notes, 6.75%, 2000.........................                  1,500,000            1,519,358
                                                                                                                  -------------

           Foreign/Yankee--6.0%   ABN AMRO Bank N.V.,
                                    Sub. Notes, 7.25%, 2005....................                  2,250,000            2,356,605
                                  Hanson Overseas B.V.,
                                    Gtd. Sr. Notes, 7.375%, 2003...............                  2,250,000            2,355,966
                                  Midland Bank plc,
                                    Sub. Notes, 7.65%, 2007....................                  2,250,000 (e)        2,436,777
                                  Province of Quebec,
                                    Deb., 7.295%, 2006.........................                  1,000,000 (f)        1,094,421
                                  Smurfit Capital Funding plc
                                    (Gtd. by Jefferson Smurfit Group plc),
                                    Deb., 7.50%, 2025..........................                    750,000              789,790
                                                                                                                  -------------
                                                                                                                      9,033,559
                                                                                                                  -------------

                Healthcare--.4%   Columbia/HCA Healthcare,
                                    Notes, 6.91%, 2005.........................                    625,000              587,546
                                                                                                                  -------------

            Hotels/Motels--1.3%   Hilton Hotels,
                                    Sr. Notes, 7%, 2004........................                  2,000,000            1,986,972
                                                                                                                  -------------

               Industrial--2.4%   Cable & Wireless Communications,
                                    Notes, 6.625%, 2005........................                    330,000              332,703
                                  Coca Cola Enterprises,
                                    Notes, 6.375%, 2001........................                  1,025,000            1,036,549
                                  WMX Technologies,
                                    Notes, 7.10%, 2003.........................                  2,250,000 (g)        2,345,522
                                                                                                                  -------------
                                                                                                                      3,714,774
                                                                                                                  -------------

Dreyfus Disciplined Intermediate Bond Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                April 30, 1998 (Unaudited)

                                                                                              Principal
Bonds and Notes (continued)                                                                     Amount               Value
-------------------------------------------------------------------------------            ----------------     --------------
            Leisure-Travel--.8%   Royal Caribbean Cruises,
                                    Deb., 7.50%, 2027..........................             $    1,250,000       $    1,280,016
                                                                                                                 --------------

    Municipal Obligations --.3%   Atlanta & Fulton County, Ga. Recreation Authority,
                                    Revenue Bonds, 7%, 2028....................                    400,000              399,500
                                                                                                                  -------------

           Transportation--1.2%   American Airlines Pass-Through Trusts,
                                    Pass Through Ctfs., Ser. 1991-A, 9.71%, 2007                  1,068,387           1,214,895
                                  Norfolk Southern,
                                    Notes, 7.35%, 2007.........................                     500,000             531,951
                                                                                                                  -------------
                                                                                                                      1,746,846
                                                                                                                  -------------

       U. S. Government/
                 Agencies--8.2%   Federal Home Loan Mortage Corp.,
                                    Deb. :
                                       6.375%, 3/9/2005........................                  2,000,000            2,004,660
                                       6.542%, 3/19/2008.......................                  2,000,000            1,988,620
                                  Federal National Mortgage Association,
                                    Medium-Term Notes:
                                       6.18%, 2002.............................                  2,435,000            2,434,878
                                       6.36%, 2002.............................                  2,500,000            2,520,350
                                       6.56%, 2007.............................                  1,500,000            1,515,750
                                       6.16%, 2007.............................                  2,000,000            2,021,500
                                                                                                                  -------------
                                                                                                                     12,485,758
                                                                                                                  -------------

U.S. Government Agencies/
         Mortgage Backed--20.8%   Federal Home Loan Mortage Corp.,
                                    Multiclass Mortgage Participation Ctfs.,
                                    REMIC:
                                       Ser. 1453, Cl. S, 6.797%, 2000..........                    574,683 (h)          574,395
                                       Ser. 1660, C1. H, 6.50%, 2009...........                  2,570,000            2,573,958
                                  Federal National Mortgage Association:
                                    6.50%, 11/1/2027...........................                  2,462,267            2,441,830
                                    7%, 6/1/2009-10/1/2027.....................                  5,098,289            5,184,493
                                    REMIC Trust, Pass-Through Ctfs.
                                       (collateralized by FNMA Pass-Through Ctfs.):
                                         Ser. 1997-30, Cl. VG, 7%, 2012........                  2,000,000            2,031,198
                                         Ser. 1998-M2, Cl. B, 6.247%, 2021.....                  1,500,000            1,481,055
                                  Government National Mortgage Association I:
                                    6%, 10/15/2008-10/31/2012..................                  3,290,544 (i)        3,273,147
                                    6.50%, 2/15/2024-7/15/2024.................                  3,738,161            3,725,975
                                    7%,10/15/2023-12/15/2023...................                  3,210,368            3,267,546
                                    7.50%, 12/15/2028..........................                  5,885,327            6,072,893
                                    8%, 2/15/2008..............................                    894,115              947,477
                                                                                                                  -------------
                                                                                                                     31,573,967
                                                                                                                  -------------

Dreyfus Disciplined Intermediate Bond Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                April 30, 1998 (Unaudited)

                                                                                              Principal
Bonds and Notes (continued)                                                                     Amount               Value
-------------------------------------------------------------------------------            ----------------     --------------
         U.S. Government--32.6%   U.S. Treasury Bonds:
                                    7.875%, 2/15/2021..........................             $    6,750,000       $    8,261,595
                                    12%, 8/15/2013.............................                  3,750,000            5,498,438
                                  U.S. Treasury Notes:
                                    6%, 8/15/2000..............................                 10,500,000           10,587,990
                                    6.50%, 8/31/2001...........................                 10,500,000           10,769,745
                                    6.625%, 4/30/2002..........................                  8,250,000            8,528,190
                                    7%, 7/15/2006..............................                  3,500,000            3,777,795
                                  U.S. Treasury Principal Strips,
                                    Zero Coupon, 8/15/2004.....................                  3,000,000            2,104,200
                                                                                                                  -------------
                                                                                                                     49,527,953
                                                                                                                  -------------
                                  TOTAL BONDS AND NOTES
                                    (cost $142,582,744)........................                                    $144,088,540
                                                                                                                  =============

Short-Term Investments--4.2%
-------------------------------------------------------------------------------------------------------------------------------

          Commercial Paper--.3%   General Motors Acceptance Corp.,
                                    5.537%, 5/18/1998..........................             $      393,000       $      393,000
                                                                                                                  -------------

     Repurchase Agreement--3.9%   J. P. Morgan Securities, 5.51%,
                                    Dated 4/30/1998, due 5/1/1998 in the amount
                                    of $5,926,907 (fully collateralized by
                                    $4,940,000 U.S.Treasury Bonds, 10.75%,
                                    2/15/2003 value $5,050,024)................                  5,926,000            5,926,000
                                                                                                                  -------------
                                  TOTAL SHORT-TERM INVESTMENTS
                                    (cost $6,319,000)..........................                                   $   6,319,000
                                                                                                                  =============

TOTAL INVESTMENTS (cost $148,901,744)..........................................                      99.1%        $ 150,407,540
                                                                                                   =======        =============
CASH AND RECEIVABLES (NET).....................................................                        .9%        $   1,407,253
                                                                                                   =======        =============
NET ASSETS.....................................................................                     100.0%        $ 151,814,793
                                                                                                   =======        =============

Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Variable rate security-interest rate subject to periodic change.
(b) Reflects notional face.
(c) Reflects date security can be redeemed at holders' option; the stated maturity date is 8/15/2026.
(d) Reflects date security can be redeemed at holders' option; the stated maturity date is 10/15/2009.
(e) Reflects date security can be redeemed at holder's option; the stated maturity date is 5/1/2025.
(f) Reflects first date security can be redeemed at holders' option; the stated maturity is 7/22/2026.
(g) Reflects date security can be redeemed at holders' option; the stated maturity date is 8/15/2026.
(h) Inverse floater security-interest rate subject to periodic change.
(i) Partially purchased on a forward commitment basis.

                       See notes to financial statements.

Dreyfus Disciplined Intermediate Bond Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                 April 30, 1998 (Unaudited)

                                                                                                   Cost            Value
                                                                                               ------------     ------------
ASSETS:                       Investments in securities--See Statement of
                                Investments--Note 1(c).........................                $148,901,744     $150,407,540
                              Cash.............................................                                      386,534
                              Receivable for investment securities sold........                                    2,316,147
                              Interest receivable..............................                                    1,720,086
                                                                                                                ------------
                                                                                                                 154,830,307
                                                                                                                ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       67,367
                              Due to Distributor...............................                                           60
                              Payable for investment securities purchased......                                    2,689,274
                              Payable for shares of Capital Stock redeemed.....                                      258,813
                                                                                                                ------------
                                                                                                                   3,015,514
                                                                                                                ------------

NET ASSETS.....................................................................                                 $151,814,793
                                                                                                                ============

REPRESENTED BY:               Paid-in capital..................................                                 $149,407,280
                              Accumulated net realized gain (loss) on investments                                    901,717
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3.........................                                    1,505,796
                                                                                                                ------------
NET ASSETS.....................................................................                                 $151,814,793
                                                                                                                ============

                            NET ASSET VALUE PER SHARE
                            -------------------------

                                                                                                 Investor       Restricted
                                                                                                  Shares          Shares
                                                                                               ------------     ------------
Net Assets.....................................................................                $    546,473     $151,268,320
Shares Outstanding.............................................................                      43,419       12,019,955

NET ASSET VALUE PER SHARE......................................................                      $12.59           $12.58
                                                                                                     ======           ======



                       See notes to financial statements.

Dreyfus Disciplined Intermediate Bond Fund
------------------------------------------------------------------------------
Statement of Operations            Six Months Ended April 30, 1998 (Unaudited)

INVESTMENT INCOME

INCOME                        Interest Income....................................                             $4,423,629


EXPENSES:                     Management fee--Note 2(a)..........................          $  369,199
                              Distribution fees (Institutional shares)--Note 2(b)                 615
                              Loan commitment fees--Note 4.......................                 370
                                                                                           ----------
                                Total Expenses...................................                                370,184
                                                                                                              ----------

INVESTMENT INCOME--NET...........................................................                              4,053,445

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:
                              Net realized gain (loss) on investments............          $1,010,088
                              Net unrealized appreciation (depreciation)
                                on investments...................................            (391,667)
                                                                                           ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...........................                                618,421
                                                                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................                             $4,671,866
                                                                                                              ==========


                       See notes to financial statements.

Dreyfus Disciplined Intermediate Bond Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                          Six Months Ended
                                                                                           April 30, 1998       Year Ended
                                                                                             (Unaudited)     October 31, 1997
                                                                                          ----------------   ----------------
OPERATIONS:
   Investment income--net..................................................                  $  4,053,445       $  4,886,568
   Net realized gain (loss) on investments................................                      1,010,088            536,132
   Net unrealized appreciation (depreciation) on investments..............                       (391,667)         1,317,452
                                                                                             ------------       ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                      4,671,866          6,740,152
                                                                                             ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Investor shares.....................................................                        (14,220)            (8,096)
      Restricted shares...................................................                     (4,039,225)        (4,880,158)
                                                                                             ------------       ------------
         Total Dividends..................................................                     (4,053,445)        (4,888,254)
                                                                                             ------------       ------------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
      Investor shares.....................................................                        438,117            219,869
      Restricted shares...................................................                     51,756,441         54,972,784
   Dividends reinvested:
      Investor shares.....................................................                         12,791              4,985
      Restricted shares...................................................                      1,853,348          2,057,870
   Cost of shares redeemed:
      Investor shares.....................................................                       (222,665)           (40,510)
      Restricted shares...................................................                    (11,647,113)        (8,653,765)
                                                                                             ------------       ------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...                     42,190,919         48,561,233
                                                                                             ------------       ------------
         Total Increase (Decrease) in Net Assets..........................                     42,809,340         50,413,131

NET ASSETS:
   Beginning of Period....................................................                    109,005,453         58,592,322
                                                                                             ------------       ------------
   End of Period..........................................................                   $151,814,793       $109,005,453
                                                                                             ============       ============

CAPITAL SHARE TRANSACTIONS:
   Investor Shares                                                                              Shares             Shares
   ---------------                                                                           ------------       ------------
   Shares sold............................................................                         34,726             17,954
   Shares issued for dividends reinvested.................................                          1,016                405
   Shares redeemed........................................................                        (17,670)            (3,304)
                                                                                             ------------       ------------
         Net Increase (Decrease) in Shares Outstanding....................                         18,072             15,055
                                                                                             ============       ============
   Restricted Shares
   Shares sold............................................................                      4,111,968          4,463,067
   Shares issued for dividends reinvested.................................                        147,235            167,445
   Shares redeemed........................................................                       (922,264)          (702,920)
                                                                                             ------------       ------------
         Net Increase (Decrease) in Shares Outstanding....................                      3,336,939          3,927,592
                                                                                             ============       ============

                       See notes to financial statements.

Dreyfus Disciplined Intermediate Bond Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                         Investor Shares                      Restricted Shares
                                               -----------------------------------   -----------------------------------
                                                  Six Months       Year Ended          Six Months        Year Ended
                                                    Ended          October 31,           Ended           October 31,
                                               April 30, 1998  -------------------   April 30, 1998  -------------------
PER SHARE DATA:                                  (Unaudited)    1997     1996(2,3)     (Unaudited)   1997(1)   1996(2,3)
                                               --------------  -------------------   --------------  -------   ---------
   Net asset value, beginning of period.....       $12.52      $12.29     $12.50         $12.52      $12.29     $12.50
                                                   ------      ------     ------         ------      ------     ------
   Investment Operations:
   Investment income--net...................          .36         .74        .71            .38         .77        .74
   Net realized and unrealized gain (loss)
      on investments........................          .07         .23       (.21)           .06         .23       (.21)
                                                   ------      ------     ------         ------      ------     ------
   Total from Investment Operations.........          .43         .97        .50            .44        1.00        .53
                                                   ------      ------     ------         ------      ------     ------
   Distributions:
   Dividends from investment income--net....         (.36)       (.74)      (.71)          (.38)       (.77)      (.74)
                                                   ------      ------     ------         ------      ------     ------
   Net asset value, end of period...........       $12.59      $12.52     $12.29         $12.58      $12.52     $12.29
                                                   ======      ======     ======         ======      ======     ======
TOTAL INVESTMENT RETURN.....................         7.02%(4)    8.21%      4.18%          7.12%(4)    8.49%      4.45%
RATIOS/SUPPLEMENTALDATA:
   Ratio of expenses to average net assets            .80%(4)     .80%       .79%           .55%(4)     .55%       .55%
   Ratio of net investment income to
      average net assets....................         5.78%(4)    6.01%      5.61%          6.04%(4)    6.31%      6.29%
   Portfolio Turnover Rate..................        76.71%(5)  143.91%    198.16%         76.71%(5)  143.91%    198.16%
   Net Assets, end of period (000's Omitted)         $546        $317       $126       $151,268    $108,688    $58,466

---------------
(1) Effective August 15, 1997, Retail shares were redesignated as Restricted shares.
(2) From November 1, 1995 (commencement of operations) to October 31, 1996.
(3) Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.
(4) Annualized.
(5) Not annualized.

                       See notes to financial statements.

Dreyfus Disciplined Intermediate Bond Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Disciplined Intermediate Bond Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering eighteen series including the Fund. The Fund's investment objective is to outperform the Lehman Brothers Aggregate Bond Index, while maintaining a similar level of risk, by investing primarily in domestic and foreign investment-grade debt securities and by actively managing bond market and maturity exposure. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge. The Fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Investor and Restricted. Investor shares are offered only to the clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Fund's distributor. Restricted shares are offered to any investor. Other differences between the classes include the services offered to and the expenses borne by each class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills are carried at amortized cost, which approximates value.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to

Dreyfus Disciplined Intermediate Bond Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   (d) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $82,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1998. If not applied, the carryover expires in fiscal 2004.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

   (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .55% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. (The $1,000 attendance fee and reimbursement of meeting expenses are also borne pro rata by Dreyfus High Yield Strategies Fund.) These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   (b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Restricted

Dreyfus Disciplined Intermediate Bond Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

shares bear no distribution fee. During the period ended April 30, 1998, Investor shares were charged $615 pursuant to the Plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

   The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 1998, amounted to $135,923,303 and $98,770,757, respectively.

   At April 30, 1998, accumulated net unrealized appreciation on investments was $1,505,796 consisting of $1,819,866 gross unrealized appreciation and $314,070 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BankLine of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

Dreyfus Disciplined Intermediate
Bond Fund
200 Park Avenue
New York, NY 10166


Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166


Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258


Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                  302/702SA984